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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): JANUARY 27, 1999



                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23150                    04-2987600
-------------                        ---------                 ---------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
-----------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247
                                                             --------------



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ITEM 5.   OTHER EVENTS.

          On January 27, 1999, the Registrant publicly disseminated a press release announcing that it has completed the sale of two Ibis 1000 implanters to a leading domestic semiconductor manufacturer in a transaction valued at approximately $8 million. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1        The Registrant's Press Release dated January 27, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IBIS TECHNOLOGY CORPORATION
                                  ---------------------------
                                  (Registrant)



Date: January 29, 1999             /S/ DEBRA L. NELSON
                                   ------------------------------------
                                   Debra L. Nelson, Chief Financial Officer



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                                 EXHIBIT INDEX
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

EXHIBIT                                                           SEQUENTIAL
NUMBER                     DESCRIPTION                           PAGE NUMBER
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

99.1                       The Registrant's Press Release            5
                           dated January 27, 1999


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